UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Dryden National Municipals Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 8/31/2009

Date of reporting period: 8/31/2009

Item 1 – Reports to Stockholders

AUGUST 31, 2009	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden National Municipals Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden National Municipals Fund, Inc. is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.89%; Class B, 1.09%; Class C, 1.59%; Class Z, 0.59%. Net operating expenses apply to: Class A, 0.84%; Class B, 1.09%; Class C, 1.34%; Class Z, 0.59%, after contractual reduction through 12/31/2010.

Cumulative Total Returns as of 8/31/09
	One Year	Five Years	Ten Years
Class A	4.46%	17.12%	56.79%
Class B	4.20	15.68	52.93
Class C	4.02	14.32	49.27
Class Z	4.74	18.61	60.76
Barclays Capital Municipal Bond Index[1]	5.67	22.55	69.22
Lipper General Municipal Debt Funds Avg.[2]	2.38	13.81	49.14

Average Annual Total Returns[3] as of 9/30/09
	One Year	Five Years	Ten Years
Class A	9.52%	3.03%	4.57%
Class B	8.78	3.45	4.73
Class C	12.50	3.37	4.48
Class Z	14.39	4.14	5.26
Barclays Capital Municipal Bond Index[1]	14.85	4.78	5.77
Lipper General Municipal Debt Funds Avg.[2]	13.29	3.43	4.56

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Distributions and Yields as of 8/31/09
	Total Dividends Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[4] at Federal Tax Rates of
			33%	35%
Class A	$0.60	3.01%	4.49%	4.63%
Class B	0.56	2.88	4.30	4.43
Class C	0.53	2.63	3.93	4.05
Class Z	0.63	3.39	5.06	5.22

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Barclays Capital Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

2The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

4Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index. The returns for the Barclays Capital Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden National Municipals Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/09
Puerto Rico Comnwlth., G.O., A.M.B.A.C.-T.C.R.S., 7.00%, 07/01/10	1.4%
Massachusetts St., G.O., Ser. B, F.S.A., 5.25%, 09/01/24	1.2
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, NATL., 5.00%, 11/15/25	1.2
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A, 5.00%, 01/01/39	1.2
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., Cnty of Buffalo Proj., F.S.A., 5.75%, 05/01/24	1.2

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 8/31/09
Aaa	6.8%
Aa	37.3
A	33.8
Baa	14.7
Ba	0.8
Caa	0.2
Not Rated	5.4
Total Investments	99.0
Other assets in excess of liabilities	1.0
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden National Municipals Fund’s Class A shares returned 4.46% for the 12 months ended August 31, 2009, trailing the 5.67% return of the Barclays Capital Municipal Bond Index (the Index) but outperforming the 2.38% return of the Lipper General Municipal Debt Funds Average.

How is the Fund managed?

The Fund is managed by Prudential Fixed Income Management, which employs a team-based approach in which research plays a crucial role. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in the major bond markets, and yield curves in the major bond markets. The municipal bond yield curve is a single-line graph that depicts yields on bonds of the same credit quality from the shortest to the longest maturities.

The quarterly market outlook helps set broad investment strategies for the Fund, which primarily invests in municipal bonds rated investment grade and can invest up to 15% of its assets in municipal bonds rated below investment grade. In order to spread risk, the Fund selects debt securities from a variety of municipal market sectors and from every geographic region of the United States. When deciding which debt securities to buy and sell, portfolio managers work closely with a team of four credit research analysts, each with more than 15 years of experience analyzing municipal bonds.

What were conditions like in the municipal bond market?

During the reporting period that began September 1, 2008, the tax-exempt bond market initially suffered one of the worst routs in its history. However, municipal bond prices turned higher as the Federal Reserve (the Fed) and the U.S. Department of the Treasury took bold steps to save the nation’s financial system. Support was necessary as a bursting housing bubble caused mortgage delinquencies and foreclosures in the United States to soar. Vast amounts of debt securities backed primarily by subprime mortgages and higher-quality loans known as “Alternative-A” mortgages tumbled in value, threatening the viability of financial institutions around the world that invested in them.

Among the casualties of the mortgage-driven credit crisis were Fannie Mae and Freddie Mac, two mortgage giants that were taken over in September 2008 by the U.S. government, which also bailed out insurer American International Group Inc. Among Wall Street investment banks, Lehman Brothers Holdings Inc. filed the largest bankruptcy in the history of the United States, and Merrill Lynch and Co. agreed to be bought by Bank of America.

Dryden National Municipals Fund, Inc.	5

Strategy and Performance Overview (continued)

Turmoil in the financial markets sparked a flight to quality in which investors fled to ultra-safe U.S. Treasury securities and sold stocks and bonds. The housing slump, soaring unemployment, and falling corporate profits hurt collection of sales taxes, personal income taxes, corporate income taxes, and property taxes. This concerned investors because state and local governments pledge specific tax revenues to pay interest and principal on their general obligation bonds, which are considered among the safest type of municipal debt securities.

As municipal bond prices sank in the autumn of 2008, their yields rose, as bond prices move inversely to yields. By early December, municipal bonds had become very inexpensive relative to comparable Treasury securities on a historical basis. The yield on 30-year municipal bonds rated AAA ballooned to nearly 200% of the yield on 30-year Treasury bonds. This attracted bargain hunters who began pushing up municipal bond prices later in the month. Eventually the municipal Treasury yield ratio declined to more normal levels, as conditions in the tax-exempt bond market continued to improve in 2009.

What factors helped encourage the recovery in the municipal bond market?

During much of the remainder of the reporting period, a broad rally swept municipal bond prices higher. Tax-exempt bond prices gained in January as bondholders reinvested monies received from coupon payments and debt securities that had matured. Another positive for municipal bonds were the aggressive steps taken by the Fed and the U.S. Treasury to try to boost economic growth. For example, a $787 billion economic stimulus plan signed into law in early 2009 included a Build America Bond program, in which state and local governments can issue taxable bonds through the end of 2010 to finance construction of schools, roads, and other capital projects.

Build America Bonds pay interest that is subject to the federal income tax and therefore, offer a higher yield than comparable tax-exempt bonds. However, the federal government pays issuers of Build America Bonds a subsidy equal to 35% of their interest costs, thereby lowering the borrowing costs of issuers. State and local governments issued large amounts of Build America Bonds, particularly longer-dated ones. The Build America Bond program siphoned away issuance from the tax-exempt bond market in the face of very strong investor demand for tax-advantaged assets. This helped boost tax-exempt bond prices. As rising bond prices pushed down bond yields, the slope of the municipal bond yield curve became flatter during 2009.

How did the various sectors of the municipal bond market perform?

Of the four major divisions of the Index, general obligation bonds posted the highest return for the reporting period followed by pre-refunded bonds, insured bonds, and

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revenue bonds, which are backed by revenues from projects financed by the bonds. A municipal bond becomes pre-refunded when its issuer takes advantage of a decline in yields by issuing new bonds with lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these debt securities pays interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce an issuer’s costs, and the pre-refunded bonds often become rated AAA.

Revenue bonds lagged the other major divisions of the Index even though bargain hunters drove prices of some types of revenue bonds sharply higher during 2009. Among revenue bonds, the housing sector posted the largest gain for the reporting period followed by water and sewer, education, electric, transportation, special tax, leasing, resource recovery, corporate-backed municipal bonds, and the healthcare sector.

How did the Fund’s sector allocation strategy affect its performance?

The Fund underperformed the Index largely due to certain aspects of its sector allocation strategy. For example. the Fund had a significantly smaller exposure than the Index to general obligation bonds, the top performing sector in the municipal bond market for the reporting period. It had an underweight exposure because general obligation bonds typically pay less interest income than revenue bonds. This approach is in keeping with the Fund’s objective to seek a high level of current income exempt from federal income taxes. Similarly, the Fund’s underweight exposure to pre-refunded bonds, another strong performer, detracted from its performance versus the Index.

Healthcare bonds, one of the Fund’s largest sector concentrations, underperformed the broader municipal bond market, despite posting a strong gain for the first eight months of 2009. Within that sector, the Fund had a larger exposure than the Index to lower-investment-grade healthcare bonds that underperformed higher-quality healthcare bonds for the reporting period. Prudential Fixed Income Management has confidence in the Fund’s healthcare holdings. Therefore, the Fund maintained an overweight exposure to healthcare bonds even though this strategy detracted from its performance versus the Index.

What else had a significant impact on the Fund’s performance?

As the credit crisis worsened in the fall of 2008, prices of long-term tax-exempt bonds tumbled the most, pushing their yields sharply higher. The rise in yields caused the slope of the municipal bond yield curve to become unusually steep. The Fund began

Dryden National Municipals Fund, Inc.	7

Strategy and Performance Overview (continued)

to increase its exposure to long-term tax-exempt bonds because Prudential Fixed Income Management believed the municipal bond yield curve would flatten if market conditions improved in 2009.

As previously discussed, municipal bond prices gained early in 2009 as money from coupon payments and maturing bonds was reinvested in the municipal bond market. Once the Build America Bond program got underway and fewer long-term tax-exempt bonds were issued, investors snapped up whatever long-term tax-exempt bonds were available, driving their prices higher and yields lower. The declining yields caused the slope of the municipal bond yield curve to flatten as anticipated.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2009, at the beginning of the period, and held through the six-month period ended August 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden National Municipals Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden National Municipals Fund, Inc.		Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,063.60	0.82%	$4.27
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Class B	Actual	$1,000.00	$1,062.10	1.07%	$5.56
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Class C	Actual	$1,000.00	$1,060.80	1.32%	$6.86
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

Class Z	Actual	$1,000.00	$1,065.00	0.57%	$2.97
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2009

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.4%

Alabama 0.1%
Mobile Indl. Dev. Brd., Pwr. Co. (Mandatory Put Date 3/19/12)(j)	A2	4.750%	6/01/34	$1,000	$1,036,800

Alaska 0.2%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(d)	5.000	6/01/18	2,000	1,978,220

Arizona 3.4%
Arizona Health Facs. Auth. Rev., Banner Health, Ser. A	A+(d)	5.000	1/01/35	2,000	1,856,300
Ser. D	A+(d)	5.500	1/01/38	2,500	2,482,050
Arizona St. Trans. Brd. Excise Tax Rev., Maricopa Cnty. Regl. Reg. Area Rd.	Aa2	5.000	7/01/25	2,000	2,156,960
Maricopa Cnty. Indl. Dev. Auth. Health Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.250	7/01/32	2,500	2,300,325
Phoenix Civic Impt. Corp., Wtr. Sys. Rev., Jr. Lien, Ser. A	Aa3	5.000	7/01/39	5,000	5,144,500
Pima Cnty. Uni. Sch. Dist. No. 1, G.O., NATL	A1	7.500	7/01/10	3,000	3,151,530
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A,	Aa1	5.000	1/01/39	9,750	10,050,105
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	1,100	1,274,581

					28,416,351

California 7.4%
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A., Sr. Pub. Impts. Proj., Ser. A	Aa3	6.000	9/01/24	5,500	6,173,144
Sub. Pub. Impts. Proj., Ser. C	Aa3	6.000	9/01/16	6,690	7,446,638
California Cnty. Tobacco Securitization Corp., Tobacco Conv. Bonds Asset Bk., Ser. B	NR	5.100	6/01/28	1,250	1,061,788

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
California Edl. Facs. Auth. Rev., Calif. Inst. of Technology	Aa1	5.000%	11/01/39	$1,500	$1,551,885
Univ. Southern Calif., Ser. A	Aa1	5.000	10/01/38	3,000	3,065,790
Univ. Southern Calif., Ser. A	Aa1	5.250	10/01/38	1,000	1,054,610
California Health Facs. Fin. Auth. Rev., Rfdg., Cedars Sinai Med. Ctr.	A2	5.000	11/15/21	1,000	1,002,040
California Infrastructure & Econ. Dev. Bk. Rev. & Econ. Dev. Walt. Dis. Fam. Musm., Walt & Lilly Dis.	A1	5.250	2/01/38	3,000	2,835,120
California Poll. Ctl. Fin. Auth. Solid Waste Disp. Rev., Pac. Gas. Poll. Ctl. Rev., NATL, A.M.T.	A3	4.750	12/01/23	2,500	2,229,725
Waste Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(d)	5.000	7/01/27	1,000	879,370
California St., Var. Purp., G.O.	Baa1	6.000	4/01/38	3,500	3,692,815
California Statewide Cmntys. Dev. Auth. Rev., Var. Kaiser Permanente, Ser. C	A+(d)	5.250	8/01/31	1,000	960,960
Elsinore Valley Muni. Wtr. Dist. Ctfs. Part. Rfdg., Ser. A, B.H.A.C.	Aa1	5.000	7/01/29	2,000	2,091,400
Folsom Cordova Uni. Sch. Dist., Sch. Facs. Impvt., Dist. No. 2, G.O., Ser. A, C.A.B.S., NATL	A1	5.740(i)	10/01/21	60	30,549
Fresno Calif. Swr. Rev., Ser. A, A.G.C.	Aa2	5.000	9/01/33	2,500	2,530,725
Golden St. Tobacco Securitization Corp., Tobacco Settlement Rev., C.A.B.S., Asset Bkd., Ser. A-2 (Converts to 5.30% on 12/01/12)	Baa3	6.020(i)	6/01/37	5,000	2,629,000
C.A.B.S., Ser. A, A.M.B.A.C. (Converts to 4.60% on 6/01/10)	Baa2	8.330(i)	6/01/23	2,000	1,627,220
Enhanced Asset Bkd., Ser. A	Baa2	5.000	6/01/45	1,000	857,270
M-S-R Energy Auth., Ser. A	A(d)	6.500	11/01/39	2,000	2,010,100
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., C.A.B.S., A.M.B.A.C.	NR	6.440(i)	8/01/25	2,000	740,600

See Notes to Financial Statements.

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Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
Redondo Beach Unified School Dist., G.O., Election 2008, Ser. A	AA-(d)	4.750%	8/01/33	$1,500	$1,468,455
San Diego Cnty. Wtr. Auth. Wtr. Rev., Ctfs. Part., Ser. 2008, F.S.A.	Aa3	5.000	5/01/38	2,500	2,515,550
San Francisco City & Cnty. Arpts., Commn. Int’l. Arpt., Rfdg., Second Ser. 34E, A.M.T., F.S.A.	Aa3	5.750	5/01/21	3,500	3,671,745
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., NATL	Baa1	7.820(i)	1/15/36	21,000	2,778,090
Santa Margarita Dana Point Auth. Impvt. Rev., Dists. 3, 3A, 4, 4A, Ser. B, NATL	Baa1	7.250	8/01/14	2,000	2,303,020
Tuolumne Wind Proj. Auth., Tuolumne Co. Proj., Ser. A	A1	5.625	1/01/29	1,000	1,024,350
U.C.L.A. Med. Center, Ser. A, Unrefunded Bal., A.M.B.A.C.	NR	5.250	5/15/30	850	808,733
University Calif. Rev., Ser. O	Aa1	5.750	5/15/34	750	821,160
Ser. Q	Aa1	5.000	5/15/34	1,000	1,017,590
Ventura Cnty. Cmnty. College. Dist., Election 2002, Ser. C, G.O.	Aa3	5.500	8/01/33	2,000	2,072,600

					62,952,042

Colorado 2.3%
Colorado Health Facs. Auth. Rev., Adventist Health/Sunbelt, Ser. D(j)	A1	5.250	11/15/35	2,500	2,396,850
Rmk. Poudre Valley, Ser. A, F.S.A.	Aa3	5.200	3/01/31	2,000	2,035,220
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, NATL	A1	5.000	11/15/25	10,000	10,316,600
Ser. B, A.M.T., F.G.I.C.	A1	5.000	11/15/15	2,500	2,567,550
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Ser. HH	Aa2	5.000	6/01/27	1,500	1,605,015

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Colorado (cont’d.)
University Colo. Enterprise Sys. Rev., Ser. A	Aa3	5.375%	6/01/32	$1,000	$1,057,850

					19,979,085

Connecticut 0.4%
Connecticut St. Health & Edl. Facs. Auth. Rev., Yale Univ. X-3	Aaa	4.850	7/01/37	2,835	2,910,270
Connecticut St. Spl. Tax Oblig. Rev., Trans. Infrastructure, Ser. A (Partially Pre-refunded Date 6/01/08)(b)	Aaa	7.125	6/01/10	355	368,898

					3,279,168

District of Columbia 2.8%
District Columbia Rev., Brookings Inst.	Aa3	5.750	10/01/39	5,000	5,274,750
District Columbia, Rfdg. A-q, NATL, Unrefunded Bal.	A1	6.500	6/01/10	3,095	3,218,862
District Columbia, Ser. A-1, Rfdg., G.O., E.T.M., NATL(b)	AAA(d)	6.500	6/01/10	2,905	3,029,189
District of Columbia Wtr. & Swr. Auth., Pub. Util. Rev., Ser. A	Aa3	5.500	10/01/39	2,000	2,115,580
District of Columbia, G.O., Ser. E, B.H.A.C.	Aa1	5.000	6/01/28	5,000	5,252,650
Metropolitan Washington, Arpt. Auth. Sys., Ser. A, A.M.T.	Aa3	5.250	10/01/27	1,000	1,007,860
A.M.B.A.C., A.M.T.	Aa3	5.000	10/01/32	3,725	3,506,156

					23,405,047

Florida 6.8%
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.300	5/01/18	410	331,112
Citizens Ppty. Ins. Corp., Sr. Secd. High Act-A-1	A2	6.000	6/01/16	1,500	1,587,540
Florida St. Brd. Ed. Cap. Lottery Rev., Outlay, G.O.	Aa1	9.125	6/01/14	1,000	1,154,580
Ser. B	A2	5.000	7/01/23	5,185	5,401,421

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d.)
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, NATL	A1	5.250%	7/01/17	$2,950	$3,114,109
Greater Orlando Aviation, Auth. Arpt. Facs. Rev., Ser. A, F.S.A., A.M.T.	Aa3	5.000	10/01/23	4,240	4,135,230
Halifax Hosp. Med. Ctr. Rev., Ser. B2, F.S.A.	NR	5.375	6/01/31	4,000	3,981,880
Highlands Cmnty. Dev. Dist. Rev., Spec. Assmt.	NR	5.550	5/01/36	500	257,865
Highlands Cnty. Health Facs. Auth. Rev., Adventist Health Sys., Ser. B (Pre-refunded Date 11/15/15)(b)	A1	5.000	11/15/25	205	236,422
Hosp. Adventist/Sunbelt, Ser. A (Pre-refunded Date 11/15/11)(b)	NR	6.000	11/15/31	1,000	1,115,290
Adventist Unrefunded Bal., Ser. B	A1	5.000	11/15/25	1,410	1,364,274
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., NATL	Aa3	5.500	10/01/15	1,000	1,043,440
Jacksonville Aviation Auth. Rev., A.M.T., A.M.B.A.C.	A2	5.000	10/01/26	1,855	1,714,317
Jacksonville Econ. Dev. Cmnty., Anheuser Busch Proj., Ser. B, A.M.T.	Baa2	4.750	3/01/47	1,500	1,078,920
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	1.250(i)	10/01/10	1,000	986,590
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Baa1	6.350	8/01/25	1,500	1,500,165
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. C, A.M.T., F.S.A.	Aa3	5.250	10/01/26	5,000	4,840,900
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Ser. B	Aa3	5.250	10/01/22	5,000	5,562,549
Orlando Util. Commn. Sys. Rev., Ser. A	Aa1	5.250	10/01/39	5,000	5,155,500
Ser. B, Rfdg.	Aa1	5.000	10/01/33	1,000	1,015,950

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d.)
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, A.M.T., NATL	A2	5.000%	10/01/34	$1,250	$1,115,588
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.400	5/01/36	300	145,935
Polk Cnty. Sch. Dist. Sales Tax Rev., Sch. Impvt., F.S.A.	Aa3	5.250	10/01/17	2,580	2,861,633
Sch. Impvt., F.S.A.	Aa3	5.250	10/01/18	2,325	2,558,360
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.,	NR	6.250	5/01/36	985	431,253
South Miami Health Facs. Auth. Hosp. Rev., Baptist Health South Fl. Grp.	Aa3	5.000	8/15/27	3,750	3,701,813
West Palm Beach Cmnty. Redev. Agy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	A(d)	5.000	3/01/35	1,000	887,130

					57,279,766
Georgia 2.1%
Athens Clarke Cnty. Univs., Govt. Wtr. & Swr. Rev.,	Aa3	5.625	1/01/33	2,000	2,155,580
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorepe Pwr. Vogtle. Proj., Ser. B	A3	5.500	1/01/33	750	726,953
Forsyth Cnty. Sch. Dist. Dev., G.O.	Aa2	6.750	7/01/16	500	590,615
Fulton Cnty. Sch. Dist., G.O.	Aa2	6.375	5/01/17	750	929,948
Georgia St. Rd. & Twy. Auth. Rev., Fed. Hwy. Grant. Antic. Bds., Ser. A	Aa3	5.000	6/01/18	3,500	3,983,070
Ser. A	Aa3	5.000	6/01/21	1,000	1,109,950
Newnan Hosp. Auth. Rev., Antic Ctfs. Newnan Hosp. Inc., NATL (Pre-refunded Date 1/01/13)(b)	A2	5.500	1/01/21	3,185	3,220,449
Private Colleges & Univs. Auth. Rev., Emory Univ., Ser. C	Aa2	5.250	9/01/39	5,000	5,286,949

					18,003,514
Guam 0.1%
Guam Govt. Wtrwks. Auth., Wtr. & Wastewtr. Sys. Rev.	Ba2	6.000	7/01/25	500	465,185

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Hawaii 0.9%
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian Elec. Co. Inc. Proj., Ser. C., A.M.B.A.C., A.M.T.	Baa1	6.200%	11/01/29	$8,000	$8,011,600

Idaho 0.3%
Idaho Health Facs. Auth. Rev., Trinity Health Grp., Ser. B	Aa2	6.250	12/01/33	1,000	1,066,400
Idaho Hsg. & Fin. Assn., Grant & Rev., Antic. Fed. Hwy. Tran, Ser. A	Aa3	5.000	7/15/27	1,250	1,323,850

					2,390,250

Illinois 6.6%
Chicago Midway Arpt. Rev., Ser. B., A.M.T.	A2	5.750	1/01/22	5,000	5,001,350
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt. 3rd Lien, Ser. A, NATL	A1	5.250	1/01/26	6,000	6,129,120
Ser. B, Rfdg., NATL	A1	5.250	1/01/15	1,000	1,095,630
Ser. B-1, X.L.C.A.	A1	5.250	1/01/34	1,975	1,980,155
Gilberts Spl. Svc. Area No. 9 Spl. Tax, Big Timber Proj. (Pre-refunded Date 3/01/11)(b)	AAA(d)	7.750	3/01/27	2,000	2,239,900
Illinois Ed. Facs. Auth. Student Hsg. Rev., Ed. Advancement Fund, Ser. B	Baa3	5.000	5/01/30	4,000	2,987,840
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp., Ser. A, (Pre-refunded Date 8/15/14)(b)	NR	5.250	8/15/34	5,000	5,755,350
Ser. A	Aa2	6.000	8/15/39	1,000	1,065,530
Illinois Fin. Auth. Rev., Central DuPage Health, Ser. 2009	AA(d)	5.250	11/01/39	2,000	1,981,900
Univ. of Chicago, Ser. B	Aa1	6.250	7/01/38	5,000	5,600,650
Illinois St., Ser. 1st, G.O., F.S.A.	Aa3	5.250	4/01/22	2,500	2,619,700
Illinois Toll Hwy. Auth. Rev., Ser. B	Aa3	5.500	1/01/33	2,000	2,124,720
Sr. Prority, Sr. A-1, F.S.A.	Aa3	5.000	1/01/24	5,000	5,283,850

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois (cont’d.)
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., Cap. Apprec. McCormick Place Expansion Ser. A, NATL	A2	5.960%(i)	12/15/34	$10,000	$2,264,600
Ser. A, NATL	A2	6.000(i)	6/15/37	7,500	1,450,800
Ser. A, NATL	A2	5.250	6/15/42	8,500	8,551,425

					56,132,520

Indiana 0.8%
Indiana St. Fin. Auth. Var. Duke Energy Ind., Ser. B	A3	6.000	8/01/39	1,000	1,024,710
Indianapolis Ind. Loc. Pub. Impt. Bd. Bk. Wtr. Wks. Proj., Ser. A	A3	5.750	1/01/38	1,000	1,029,750
Indianapolis Local Public Impt. Arpt. Auth. Rev., Ser. F, A.M.B.A.C., A.M.T.	A1	5.000	1/01/36	5,000	4,401,850

					6,456,310

Kansas 1.3%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Health	A1	5.750	11/15/38	1,000	1,024,730
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.700	12/01/27	1,375	1,400,658
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.750	6/01/27	1,285	1,311,188
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.850	12/01/27	1,270	1,300,239
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Ser. 2004, A.M.B.A.C.	A+(d)	5.650	9/01/19	5,000	5,647,250

					10,684,065

Kentucky 0.7%
Kentucky St. Ppty. & Bldgs. Commn. Rev., Proj. No 93, Rfdg., A.G.C.	Aa2	5.250	2/01/28	5,500	5,870,150
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Ser. A	Baa2	6.250	6/01/39	500	513,900

					6,384,050

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Louisiana 0.9%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish., Ser. A	Aa3	5.375%	4/01/31	$1,000	$1,024,410
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Mission Aries	A2	6.750	7/01/39	1,000	1,016,390
Louisiana St. Pty. Inc., Corp. Assmt. Rev., Rmkt., Ser. C-2, A.G.C.	Aa2	6.750	6/01/26	2,000	2,297,060
New Orleans, G.O., Rfdg., NATL	Baa1	5.250	12/01/22	3,540	3,581,807

					7,919,667

Maryland 0.4%
Maryland St. Health & Higher Edl. Facs. Auth. Rev., Medstar Health	A2	5.250	5/15/46	2,000	1,840,780
Maryland St. Indl. Dev. Fin. Auth., Synagro Baltimore, Ser. A, Rfdg., A.M.T.	NR	5.250	12/01/13	600	585,030
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.(b)	Aa3	6.500	9/01/12	800	864,192

					3,290,002

Massachusetts 4.7%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375	5/15/15	790	792,441
Massachusetts Bay Trans. Auth. Rev., Assmt., Ser. A	Aa1	5.250	7/01/34	2,000	2,123,200
Mass. Sales Tax, Ser. B, NATL	Aa2	5.500	7/01/27	1,325	1,572,855
Massachusetts St. Health & Edl. Facs. Auth. Rev., Caritas Christi Obligation, Ser. B	Baa3	6.750	7/01/16	3,590	3,652,394
Harvard Univ., Ser. A	Aaa	5.500	11/15/36	3,500	3,852,625
Simmons College, Ser. D, A.M.B.A.C. (Pre-refunded Date 10/01/10)(b)	Baa1	6.050	10/01/20	1,000	1,070,400
Tufts Univ., Ser. M	Aa2	5.500	2/15/28	3,000	3,455,340
Valley Region Health Sys., Ser. C, CONNIE LEE	Baa3	7.000	7/01/10	825	839,718

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts (cont’d.)
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., NATL	A2	5.000%	7/01/32	$5,000	$4,508,550
Massachusetts St. Wtr. Poll. Abatement Tr. St. Revolving Fd., Ser. 14	Aaa	5.000	8/01/38	2,000	2,084,080
Massachusetts St., G.O., Cons. Ln., Ser. C, F.S.A.	Aa2	5.000	8/01/19	2,000	2,260,700
Fltg.-Cons. Ln., Ser. A, NATL(j)	Aa2	0.894	5/01/37	5,000	3,581,250
Ser. B, F.S.A.	Aa2	5.250	9/01/24	9,000	10,504,170

					40,297,723

Michigan 1.8%
Detroit Wtr. Supply Sys., Ser. B, NATL (Pre-refunded Date 7/01/13)(b)	A(d)	5.250	7/01/32	5,500	6,232,435
Detroit Sewer Disp. Rev., Sr. Lien, Ser. 2003B, Remkt. F.S.A.	Aa3	7.500	7/01/33	1,000	1,180,290
Michigan Higher Ed. Student Ln. Auth. Rev., Student Ln., Ser. XVII-Q, A.M.B.A.C., A.M.T.	A1	5.000	3/01/31	3,000	2,556,630
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Health, Ser. A	A1	5.250	11/15/46	2,000	1,611,300
McLaren Healthcare	A1	5.750	5/15/38	1,000	967,190
Michigan St. Strategic Fd. Ltd. Oblig. Rev., Adj. Rfdg. Dow. Chemical Rmkt., Ser. B	Baa3	6.250	6/01/14	1,000	1,026,340
Okemos Pub. Sch. Dist., G.O., C.A.B.S., NATL	A1	2.500(i)	5/01/12	1,100	1,029,864
G.O., C.A.B.S., NATL	A1	2.780(i)	5/01/13	1,000	904,280

					15,508,329

Minnesota 0.5%
Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.800	1/01/19	1,980	2,028,926
Southern Minn. Mun. Pwr. Agy. Pwr. Supply Sys. Rev. , Ser. A	A2	5.250	1/01/30	2,000	2,063,900

					4,092,826

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Hampshire 0.8%
Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	Baa3	8.010%(i)	1/01/24	$4,740	$1,569,888
New Hampshire Health & Ed. Facs. Auth. Rev., Dartmouth Hitchcock	A+(d)	6.000	8/01/38	1,750	1,768,130
New Hampshire College (Pre-refunded Date 1/01/11)(b)	BBB(d)	7.500	1/01/31	3,000	3,292,710

					6,630,728

New Jersey 7.3%
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Altantic City Elec. Co., Ser. A, NATL	Baa1	6.800	3/01/21	2,615	3,137,582
Clearview Reg. High Sch. Dist., G.O., NATL	NR	5.375	8/01/15	1,205	1,343,683
Jackson Twnshp. Sch. Dist., G.O., NATL	A(d)	6.600	6/01/10	1,600	1,662,944
G.O., NATL	A(d)	6.600	6/01/11	1,600	1,736,592
Jersey City Sew. Auth., Swr. Rfdg., A.M.B.A.C.	NR	6.000	1/01/10	2,585	2,632,357
A.M.B.A.C.	NR	6.250	1/01/14	4,255	4,694,115
Cigarette Tax	Baa2	5.625	6/15/19	1,750	1,708,088
Cigarette Tax	Baa2	5.750	6/15/34	1,750	1,595,230
First Mtge.—Franciscan Oaks	NR	5.700	10/01/17	2,040	1,870,231
First Mtge.—Keswick Pines	NR	5.750	1/01/24	1,750	1,360,730
Masonic Charity Fdn. Proj.	A-(d)	5.875	6/01/18	250	259,555
Masonic Charity Fdn. Proj.	A-(d)	6.000	6/01/25	1,150	1,170,689
New Jersey Health Care Facs. Fin. Auth. Rev., Atlantic City Med. Ctr. (Pre-refunded Date 7/1/12)(b)	A+(d)	6.250	7/01/17	1,740	1,964,234
Atlantic City Med.Ctr., Unrefunded Bal.	A2	6.250	7/01/17	2,185	2,301,526
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A2	6.000	7/01/26	2,565	2,898,476
(Pre-refunded Date 7/01/12)(b)	A2	6.000	7/01/32	2,000	2,260,020
St. Peter’s Univ. Hosp., Ser. A	Baa2	6.875	7/01/30	3,750	3,751,162
Virtua Health, A.G.C.	AAA(d)	5.500	7/01/38	2,000	2,065,800
New Jersey St. Hwy. Auth. Garden St. Pkwy., Gen. Rev., E.T.M.(b)	A1	6.200	1/01/10	1,335	1,356,600

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey (cont’d.)
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/1/15)	A3	5.230%(i)	1/01/35	$3,000	$2,255,490
Ser. E	A3	5.250	1/01/40	2,000	2,063,900
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	A1	5.500	12/15/23	6,000	6,600,239
Ser. A	A1	5.875	12/15/38	3,000	3,234,510
Rutgers St. Univ. of NJ, Ser. A	Aa3	6.400	5/01/13	1,415	1,546,468
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/1/12)(b)	Aaa	6.000	6/01/37	400	451,508
(Pre-refunded Date 6/1/12)(b)	Aaa	6.125	6/01/42	2,000	2,264,280
Ser. 1A	Baa3	4.500	6/01/23	470	431,855
Ser. 1A	Baa3	4.625	6/01/26	1,000	805,860
Ser. 1A	Baa3	5.000	6/01/41	4,000	2,724,320

					62,148,044

New Mexico 0.2%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	5.500	7/01/35	1,370	1,369,603

New York 14.0%
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A, (Pre-refunded Date 11/15/10)(b)	NR	8.125	11/15/20	500	547,455
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A.	Aa3	5.750	5/01/24	9,765	9,935,887
Islip Res. Rec. Agcy. Rev., Ser. B, A.M.B.A.C., A.M.T.	A1	7.200	7/01/10	3,495	3,625,224
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A	A3	6.000	5/01/33	1,000	1,100,810
Ser. A	A3	6.250	4/01/33	500	562,920
Ser. A, B.H.A.C.	Aa1	5.500	5/01/33	2,000	2,174,860

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d.)
Metropolitan Trans. Auth. Rev., Svc. Contract, Ser. 2008C	A2	6.500%	11/15/28	$2,500	$2,818,975
Ser. A, NATL	A1	5.500	7/01/20	2,500	2,595,975
Ser. B, NATL	A1	5.500	7/01/23	7,285	7,544,928
Ser. B, NATL	A1	5.500	7/01/19	5,000	5,247,949
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	A2	5.000	8/01/22	2,000	1,911,860
New York City Ind. Dev. Agcy. Spec. Fac. Rev., Terminal One Group Assn. Proj., A.M.T.(j)	A3	5.500	1/01/24	1,500	1,446,585
N.Y. Stock Exchange, Proj. A, Rfdg.,	A1	4.750	5/01/29	1,100	1,098,537
New York City Mun. Wtr. Fin. Auth., Rev., Ser. B, Unrefunded Bal.,	Aa2	6.000	6/15/33	985	1,033,364
Wtr. & Swr., Fiscal 2009, Ser. A	Aa2	5.750	6/15/40	1,000	1,090,980
New York City Tr. Cultural Res. Rev., Julliard Sch., Ser. A,	Aa2	5.000	1/01/39	2,500	2,584,625
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Fiscal 2009, Ser. S-3	A1	5.250	1/15/39	1,500	1,534,455
Sub-Future Tax Sec., Ser. A (Converts to 14% on 11/1/11)(j)	Aa1	5.500	11/01/26	2,650	2,873,077
Sub-Future Tax Sec., Ser. B(j)	Aa1	5.250	2/01/29	2,500	2,631,475
New York City, G.O., Ser. A, Unrefunded Bal.	Aa3	6.000	5/15/30	10	10,201
Ser. E	Aa3	5.000	8/01/17	6,000	6,692,999
Ser. I-1,	Aa3	5.250	4/01/28	2,000	2,120,440
New York Liberty Dev. Corp. Rev., National Sports Museum, Proj. A (original cost $659,999; purchased 8/7/06)(c)(f)(h)	NR	6.100	2/15/19	660	7
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons., Ser. B	A1	6.000	7/01/14	2,550	2,776,083
Lease Rev., Ser. B (Mandatory Put Date 5/15/12)	Aa3	5.250	7/01/29	3,000	3,299,670
Mental Health Svcs. Facs. Impvt., Ser. B	A1	6.500	8/15/11	3,000	3,259,050

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	23

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d.)
Non-State Supported Debt., Columbia Univ.	Aaa	5.000%	7/01/38	$1,675	$1,742,821
Non-State Supported Debt., Cornell Univ., Ser. A, G.O.	Aa1	5.000	7/01/39	2,000	2,080,240
Non-State Supported Debt., Mem. Sloan Kettering, Sub. Ser. A1	Aa2	4.500	7/01/35	5,000	4,687,500
Non-State Supported Debt., North Shore Jewish Hosp., Ser. A	Baa1	5.500	5/01/37	500	490,895
St. Pers. Income Tax Rev., Ser. A	AAA(d)	5.000	2/15/39	2,000	2,040,740
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	A1	5.250	7/01/20	2,100	2,284,485
Ser. A, A.M.B.A.C.	A1	5.250	7/01/21	2,000	2,160,180
Ser. B, (Mandatory Put Date 5/15/12)(j)	A1	5.250	11/15/23	3,000	3,239,040
New York St. Engy. Res. & Dev. Auth. Rev., Bklyn. Union Gas, Keyspan, Ser. A, F.G.I.C., A.M.T.	A(d)	4.700	2/01/24	2,000	1,869,280
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B	Aaa	5.500	10/15/23	3,750	4,526,738
Ser. E	Aaa	6.500	6/15/14	35	35,157
New York City Mun. Wtr. Proj.	Aaa	5.000	6/15/34	2,000	2,043,380
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(b)	A1	8.000	5/01/11	1,760	1,874,594
New York St. Local Gov’t. Assist. Corp. Rev., Ser. E	Aa3	6.000	4/01/14	3,000	3,391,650
New York St. Mun. Bond. Bank Agcy. Rev., Special Sch. Supply, Ser. C	A+(d)	5.250	6/01/22	3,200	3,334,400
Ser. C	A+(d)	5.250	12/01/22	3,595	3,745,990
Port Auth. of New York & New Jersey Cons. Rev., Ser. 127, A.M.B.A.C., A.M.T.	Aa3	5.500	12/15/15	3,000	3,165,810
Triborough Bridge & Tunnel Auth. Rev., Ser. C	Aa2	5.000	11/15/33	5,000	5,125,749

					118,357,040

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

North Carolina 1.2%
Charlotte Arpt. Rev., Ser. B, A.M.T., NATL	A1	6.000%	7/01/24	$1,000	$1,010,500
North Carolina Eastern Mun. Powr. Agcy., Power. Sys. Rev., A.G.C.	Aa2	6.000	1/01/19	500	530,025
A.M.B.A.C.	Baa1	6.000	1/01/18	1,000	1,121,660
Ser. A (Pre-refunded Date 1/01/22)(b)	Aaa	6.000	1/01/26	650	825,091
Ser. A, E.T.M.(b)	Baa1	6.400	1/01/21	1,000	1,250,050
Ser. A, E.T.M.(b)(e)	Aaa	6.500	1/01/18	2,635	3,384,420
Ser. A, NATL, Unrefunded Bal.	Baa1	6.500	1/01/18	1,005	1,162,222
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.250	12/01/21	1,000	1,054,990

					10,338,958

North Dakota 1.0%
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	A+(d)	7.200	6/30/13	8,300	9,173,492

Ohio 3.1%
American Mun. Pwr., Inc., Ser. A	Aa3	5.000	2/01/13	2,500	2,582,800
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A-2	Baa3	5.875	6/01/47	1,000	734,040
Ser. A.	Baa3	6.500	6/01/47	4,250	3,410,625
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A. (Pre-refunded Date 1/01/15)(b)	NR	7.625	1/01/22	1,410	1,716,971
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.500	1/01/30	5,000	5,076,900
Hamilton Cnty. Sales Tax Rev., Ser. B, A.M.B.A.C., C.A.B.S.	A2	5.130(i)	12/01/20	2,000	1,139,560
Hilliard Sch. Dist. Sch. Impvt., G.O., C.A.B.S., NATL	Aa2	4.060(i)	12/01/19	1,720	1,143,576
Lucas Cnty. Health Care Facs. Rev., Sunset Retirement Impvt., Ser. A, Rfdg.	NR	6.625	8/15/30	1,000	997,150

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	25

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ohio (cont’d.)
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare Group, Ser. B, A.M.B.A.C.	NR	5.000%	11/15/21	$3,935	$3,978,403
Montgomery Cnty. Rev., Miami Valley Hosp., Ser. A	Aa3	6.250	11/15/39	500	511,960
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctl. Firstenergy, Rfdg., Ser. C	Baa1	5.625	6/01/18	500	517,015
Ohio St. Higher Ed. Facility Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.500	10/01/20	750	899,483
Ohio St. Hosp. Facs. Rev., Cleveland Clinic Health, Rfdg., Ser. A	Aa2	5.500	1/01/39	1,500	1,508,580
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. Firstenergy, Rfdg., Ser. A(j)	Baa1	5.875	6/01/33	500	522,515
Ohio St. Wtr. Dev. Auth. Solid Wste. Rev., Allied Wste. N. A. Inc., Proj., Ser. A, A.M.T.	BBB(d)	5.150	7/15/15	750	731,063
Richland Cnty. Hosp. Facs. Rev., Medcentral Health Sys., Ser. B (Pre-refunded Date 11/15/10)(b)	A-(d)	6.375	11/15/22	665	716,105
Richland Cnty. Hosp. Facs. Rev., Medcentral Health Sys., Ser. B, Unrefunded Bal.	A-(d)	6.375	11/15/22	335	341,633

					26,528,379

Oregon 0.4%
Oregon St. Dept. Trans. Hwy. Usertax Rev., Sr. Lien., Ser. A	Aa2	5.000	11/15/33	3,500	3,647,350

Pennsylvania 6.5%
Allegheny Cnty. Hosp. Dev. Rev., Univ. Pittsburgh Med. Cent., Ser. B	Aa3	5.000	6/15/18	1,500	1,596,420
Allegheny Cnty. San. Auth. Swr. Rev., NATL (Pre-refunded Date 12/01/10)(b)	Baa1	5.500	12/01/20	2,500	2,656,675
Unrefunded Bal.	Baa1	5.500	12/01/30	460	468,326

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d.)
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., NATL	Aa3	5.700%	10/01/14	$1,250	$1,356,138
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	A+(d)	5.375	6/01/16	1,080	1,175,753
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj. (Pre-refunded Date 4/01/10)(b)	BBB(d)	6.250	4/01/30	1,000	1,033,150
Delaware River Port Auth. Rev., PA & NJ Port Dist. Proj. Ser. B, F.S.A.	Aa3	5.625	1/01/26	5,000	5,010,800
Ser. B, F.S.A.	Aa3	5.700	1/01/22	1,000	1,003,270
Erie Parking Auth. Facs. Rev. Gtd., F.S.A. (Pre-refunded Date 09/01/13)(b)	Aa3	5.000	9/01/26	70	79,515
Lancaster Cnty. Hosp. Auth. Rev., Garden Spot Vlge. Proj., Ser. A (Pre-refunded Date 5/1/10)(b)	NR	7.625	5/01/31	1,000	1,057,880
Gen. Hosp. Proj. (Pre-refunded Date 9/15/13)(b)	NR	5.500	3/15/26	1,500	1,722,645
Lebanon Cnty. Health Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa2	6.000	11/15/35	1,000	862,450
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center (Pre-refunded Date 1/01/14)(b)	NR	6.000	1/01/43	2,500	2,892,750
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	NR	6.250	7/01/11	1,140	1,202,244
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Ser. F, A.M.B.A.C ., A.M.T.	Ba1	4.625	12/01/18	3,500	3,054,310
Ser. F, A.M.B.A.C., A.M.T.	Ba1	5.000	12/01/15	3,000	2,839,290
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	A3	5.500	7/01/17	9,000	9,605,429
A.M.B.A.C.	A3	5.500	7/01/20	2,750	2,893,715

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	27

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d.)
Pennsylvania St. Tpke. Comn. Rev., Oil Franchise Tax Rev., Ser. A, A.M.B.A.C., E.T.M.(b)	A1	5.250%	12/01/18	$1,435	$1,453,727
Philadelphia Auth. Indl. Dev. Rev., Please Touch Museum Proj., Ser. B	BBB-(d)	5.250	9/01/31	1,000	839,390
Philadelphia G.O., Ser. B, A.G.C.	Aa2	7.125	7/15/38	1,500	1,666,770
Philadelphia Hosps. & Higher Ed. Facs. Auth. Hosp. Rev., Grad. Health Sys., Oblig. Gp. (original cost $1,820,479; purchased 4/25/96-7/2/98)(c)(f)(h)	NR	7.300	7/01/18	1,803	18
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aa3	5.625	9/01/19	2,500	2,527,550
Pittsburgh Urban. Redev. Auth., Wtr. & Swr. Sys. Rev., Unrefunded Bal., Rfdg., Ser. A, NATL	Baa1	6.500	9/01/13	2,220	2,403,439
Pittsburgh Wtr. & Swr. Auth. Sys. Rev., Ser. A, F.G.I.C., E.T.M.(b)	NR	6.500	9/01/13	1,780	2,027,295
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S., E.T.M.(b)	NR	1.740(i)	11/01/12	1,035	979,845
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.250	6/01/22	2,400	2,467,632

					54,876,426

Puerto Rico 3.6%
Puerto Rico Comnwlth., G.O., A.M.B.A.C.—T.C.R.S.	Baa3	7.000	7/01/10	11,530	11,926,055
I.B.C., NATL	Baa3	7.000	7/01/10	1,970	2,037,926
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Rfdg., Ser. CC	Baa2	5.500	7/01/28	2,500	2,392,450
Ser. G, F.G.I.C.	Baa3	5.250	7/01/18	2,250	2,258,730
Ser. J (Pre-refunded Date 7/01/14)(b)	Baa3	5.500	7/01/23	1,320	1,519,307
Ser. K	Baa3	5.000	7/01/14	2,000	2,027,280

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico (cont’d.)
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. TT	A3	5.000%	7/01/22	$1,250	$1,252,325
Puerto Rico Mun. Fin. Agcy., G.O.	Baa3	5.000	8/01/12	1,000	1,020,940
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Govt. Fasc., Rfdg., Ser. K, Remrkt., F.S.A.	Aa3	5.250	7/01/27	500	510,750
Ser. P	Baa3	6.750	7/01/36	1,000	1,037,690
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	A2	5.750	8/01/37	1,600	1,640,016
Ser. A	A2	6.000	8/01/42	2,800	2,916,620

					30,540,089

Rhode Island 0.9%
Rhode Island Health & Ed. Bldg. Corp. Higher Ed. Fac. Rev., Brown Univ.	Aa1	5.000	9/01/37	5,000	5,159,650
Lifespan Oblig., Ser. A., A.G.C.	Aa2	7.000	5/15/39	2,000	2,252,580

					7,412,230

South Carolina 2.1%
Charleston Wtr. Works & Swr. Rev., E.T.M.(b)	Aaa	10.375	1/01/10	1,265	1,302,583
Lexington Wtr. & Swr. Rev., Rfdg. & Impt. Comb., Ser. A, NATL	A3	5.750	4/01/20	4,180	4,312,506
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Health, Ser. A, F.S.A.	Aa3	4.750	8/01/31	3,000	2,902,260
Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	8/01/27	345	409,943
Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	8/01/27	2,655	3,154,777
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A	Aa2	5.500	1/01/38	2,500	2,682,750
Ser. A, A.M.B.A.C.	Aa2	5.000	1/01/21	3,000	3,282,600

					18,047,419

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	29

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

South Dakota 0.1%
Ed. Enhancement Fin. Fdg. Corp. Rev., Tobacco, Ser. B	Baa3	6.500%	6/01/32	$1,000	$980,110

Tennessee 0.9%
Bristol Health & Ed. Facility Rev., Bristol Mem. Hosp., F.G.I.C., E.T.M.(b)	NR	6.750	9/01/10	3,440	3,541,308
Knox Cnty. Tenn. Health Edl. & Hsg. Facs., Brd. Hosp. Facs., Covenant Health Rev., Rfdg., & Impt., Ser. A, C.A.B.S.	A-(d)	7.140(i)	1/01/35	1,000	174,310
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Baa1	5.000	2/01/18	2,000	1,978,960
Tennessee Hsg. Dev. Agcy. Rev., Homeownership Program, A.M.T.	Aa1	5.000	7/01/34	1,565	1,557,285

					7,251,863

Texas 5.6%
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A, A.M.B.A.C.	A1	5.000	11/15/22	4,610	4,832,894
Austin Tex. Wtr. & Wastewater Sys. Rev., Austin Wtr. & Swr., Ser. A	Aa3	5.125	11/15/29	2,000	2,098,080
Brazos River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., A.M.T.	Caa3	5.400	5/01/29	1,500	631,980
Ser. D (Mandatory Put Date 10/01/14)(j)	Caa3	5.400	10/01/29	1,000	562,440
Brazos River Auth. Rev., Houston Inds., Inc., Proj. B, A.M.B.A.C.	Baa1	5.125	11/01/20	3,500	3,379,985
Harris Cnty. Cultural Edu. Facs. Fin. Corp. Rev., Methodist Hosp. Sys., Ser. B	AA(d)	5.500	12/01/18	1,000	1,114,140
Childrens Hosp. Proj.,	Aa2	5.500	10/01/39	1,500	1,509,150
Houston Arpt. Sys. Rev., E.T.M.(b)	Aaa	7.200	7/01/13	1,835	2,083,312
Sr. Lien, Rfdg., Ser. A	Aa3	5.500	7/01/39	1,000	1,024,510
Houston Higher Edu. Fin. Corp. Higher Edu. Rev., Rice Univ. Proj., Ser. B	Aaa	4.750	11/15/33	3,000	3,050,790

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas (cont’d.)
Houston Util. Sys. Rev., Rfdg. Comb., 1st Lien, Ser. A, A.G.C.	Aa2	5.250%	11/15/33	$1,510	$1,550,317
Lower Colo. Riv. Auth. Rev., L.C.R.A. Trans. Svs., Rfdg., B.H.A.C.	Aa1	5.250	5/15/28	2,000	2,121,720
Rfdg.	A1	5.750	5/15/28	3,205	3,345,379
North Tex. Twy. Auth. Rev., First Tier, Ser. A	A2	6.250	1/01/39	1,500	1,574,430
First Tier, Rfdg., Ser. A	A2	5.750	1/01/40	1,500	1,514,685
Second Tier, Rfdg., Ser. F	A3	5.750	1/01/38	2,500	2,455,200
Port Houston Auth. Rev., Tex. Harris Cnty., G.O., Rfdg., Ser. A, A.M.T.	Aa1	6.125	10/01/33	1,000	1,038,370
Sabine River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., Ser. B	Caa3	6.150	8/01/22	1,000	473,590
San Antonio Elec. & Gas Sys.,	Aa1	5.000	2/01/29	1,695	1,758,579
Ser. A	Aa1	5.000	2/01/21	5,000	5,384,100
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Edu.-Idea. Pub. Sch. Proj., Ser. A, A.C.A.	BBB-(d)	5.000	8/15/30	1,000	656,580
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., NATL	Baa1	5.500	11/01/18	2,240	2,140,432
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A	AA+(d)	5.250	12/01/23	2,500	2,812,875

					47,113,538

Utah 0.7%
Intermountain Power Agcy., Utah Pwr., Supply Rev., A.M.B.A.C.	A1	5.000	7/01/17	5,000	5,615,350

Virgin Islands 0.2%
U.S. Virgin Islands Pub. Fin. Auth., Sr. Lien Matching Fund Loan, Note A	Baa2	5.250	10/01/21	1,500	1,480,140

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	31

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Virginia 1.5%
Gloucester Cnty. Ind. Dev. Auth., Sld. Waste Disposal Rev., Waste Mgmt. Services, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)(j)	NR	5.125%	9/01/38	$2,300	$2,297,470
Richmond Met. Auth. Expy. Rev., Rfdg., F.G.I.C.	A(d)	5.250	7/15/17	5,775	6,392,925
Sussex Cnty. Ind. Dev. Auth. Sld. Waste Disp. Rev., Atlantic Waste, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	BBB(d)	5.125	6/01/28	1,400	1,398,460
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/01/15)(b)	Aaa	5.625	6/01/37	1,000	1,172,380
Virginia St. Res. Auth. Clean Wtr. Rev., St. Revolving Fd.	Aaa	5.000	10/01/30	1,500	1,610,535

					12,871,770

Washington 2.6%
Clark Cnty. Wash. Sch. Dist. No. 114 Evergreen, F.S.A., G.O.	Aa1	5.250	12/01/18	3,800	4,077,780
FYI Properties Lease Rev., Washington St. Dist. Proj.	AA(d)	5.500	6/01/39	1,000	1,006,810
Port Seattle Wash. Rev., Intermediate Lien, Rfdg., X.L.C.A.	Aa3	5.000	2/01/28	3,000	3,047,580
Snohomish Cnty., Pre-refunded Ltd. Tax (Pre-refunded Date 12/01/11)(b)	Aa3	5.375	12/01/19	220	240,599
Unrefunded Balance Ltd. Tax, G.O., NATL	Aa3	5.375	12/01/19	1,780	1,853,389
Tobacco Settlement Auth. Rev., Asset Bkd.	Baa3	6.500	6/01/26	1,700	1,718,428
Washington Met. Area Tran. Auth. Gross Rev. Transit, Ser. A	A1	5.125	7/01/32	1,000	1,017,320
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, NATL	Aa2	5.000	6/01/21	2,665	2,832,629
NATL	Aa2	5.000	6/01/22	2,570	2,715,102

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Washington (cont’d.)
Washington St. Health Care Facs. Auth. Rev., Providence Healthcare, Ser. A, F.G.I.C. (Pre-refunded Date 10/01/16)(b)	Aa2	5.000%	10/01/36	$85	$98,894
Seattle Childrens Hosp.	Aa3	5.625	10/01/38	1,250	1,263,838
Washington St. Hsg. Fin. Commn., Single Fam. Proj., Ser. 2A, A.M.T.	Aaa	5.375	12/01/18	2,295	2,307,737

					22,180,106

West Virginia 0.4%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B (Pre-refunded Date 9/01/10)(b)	A2	6.750	9/01/30	2,000	2,141,980
West Virginia St. Wtr. Dev. Auth., Loan Proj. III, Ser. B, A.M.B.A.C., A.M.T.	A-(d)	5.875	7/01/20	1,015	1,030,611

					3,172,591

Wisconsin 0.7%
Wisconsin St. Gen. Rev., St. Approp., Ser. A,	A1	5.750	5/01/33	2,000	2,179,340
Wisconsin St. Health & Edl. Facs. Auth. Rev.,
Aurora Health Care Inc., Ser. B	A3	5.125	8/15/27	500	499,700
Childrens Hosp., Rmkt., Ser. B	Aa3	5.375	8/15/37	1,000	994,960
Marshfield Clinic, Ser. B	BBB+(d)	6.000	2/15/25	2,000	2,001,740

					5,675,740

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750	7/15/39	500	515,925

Total long-term investments (cost $825,505,991)					833,889,411

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	33

Portfolio of Investments

as of August 31, 2009 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 0.6%

California 0.4%
California Health Facs. Fin. Auth. Rev., Var. Insd. Hosp. Adventist, Rmkt., Ser. B, F.R.D.D.(g)(j)	VMG1	0.120%	9/01/09	$1,400	$1,400,000
Sacramento Cnty. Santn. Dist. Fin. Auth. Rev., Sub. Lien Santn. Dist., Ser. D, Rfdg., F.R.D.D.(g)(j)	VMG1	0.120	9/01/09	400	400,000
Santa Clara Elec. Rev., Ser. A, F.R.D.D.(g)(j)	A-1(d)	0.120	9/01/09	1,700	1,700,000

					3,500,000

Texas 0.2%
Dallas Performing Arts, Var. Ctr. Fndtn. Proj., Ser. A, F.R.D.D.(g)(j)	VMG1	0.130	9/01/09	200	200,000
Dallas Texas Performing Arts Cultural Facs. Corp., Cultural Var. Arts Ctr. Fdtn., Ser. B, F.R.D.D.(g)(j)	VMIG1	0.130	9/01/09	800	800,000
Gulf Coast Waste Disp. Auth. Tex Environmental Facs. Rev., Adj. Exxon Mobil Proj., F.R.D.D.(g)(j)	VMG1	0.120	9/01/09	500	500,000

					1,500,000

Total short-term investments (cost $5,000,000)					5,000,000

Total Investments(k) 99.0% (cost $830,505,991; Note 5)					838,889,411
Other assets in excess of liabilities(l) 1.0%					8,252,299

Net Assets 100.0%					$847,141,710

(a)	The following abbreviations are used in portfolio descriptions:

A.C.A.—American Capital Access Corporation

A.G.C.—Assured Guaranty Corporation

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

B.H.A.C.—Berkshire Hathaway Assurance Corporation

C.A.B.S.—Capital Appreciation Bonds

CONNIE LEE—College Construction Loan Insurance Association

See Notes to Financial Statements.

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E.T.M.—Escrowed to Maturity

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.G.I.C.—Financial Guaranty Insurance Company

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand Note

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

I.B.C.—Insured Bond Certificates

L.C.R.A.—Lower Colorado River Authority

NATL—National Public Finance Guarantee Corp.

NR—Not Rated by Moody’s or Standard and Poor’s ratings

T.C.R.S.—Transferable Custodial Receipts

U.C.L.A.—University of California, Los Angeles

X.L.C.A.—XL Capital Assurance

†	The ratings reflected are as of August 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(b)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	All or portion of security segregated as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid.
(g)	For purposes of amortized cost valuation, the maturity date of floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(h)	Indicates a security restricted to resale. The aggregate original cost of such securities was $2,480,478. The aggregate value of $25 is approximately 0.0% of the net assets.
(i)	Represents a zero coupon or step bond. Rate shown reflects the effective yield at the time of reporting date.
(j)	Floating Rate Security. The interest rate shown reflects the rate in effect at August 31, 2009.
(k)	As of August 31, 2009, one security representing $7 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(l)	Other assets in excess of liabilities include net unrealized depreciation on financial futures contracts as follows:

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	35

Portfolio of Investments

as of August 31, 2009 continued

Open futures contracts outstanding at August 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2009	Unrealized Depreciation
	Short Positions:
133	U.S. Treasury 10 Yr Notes	Dec. 2009	$15,444,470	$15,590,094	$(145,624)
146	U.S. Long Bond	Dec. 2009	17,350,777	17,483,500	(132,723)

					$(278,347)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Municipal Bonds	$—	$838,889,404	$7
Other Financial Instruments*	(278,347)	—	—

Total	$(278,347)	$838,889,404	$7

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal Bond
Balance as of 8/31/08	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(573,689)
Net purchases (sales)	(90,002)
Transfers in and/or out of Level 3	663,698

Balance as of 8/31/09	$7

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2009 were as follows:

Transportation	16.6%
Healthcare	11.1
General Obligation	10.4
Power	9.6
Pre-Refunded	9.0
Education	8.5
Special Tax/Assessment District	6.7
Water & Sewer	6.1
Lease Backed Certificate of Participation	5.2
Other	4.3
Corporate Backed IDB & PCR	4.0
Pooled Financing	2.4
Tobacco	1.7
Housing	1.3
Solid Waste/Resource Recovery	1.2
Short-Term Investments	0.6
Tobacco Appropriated	0.3

99.0
Other assets in excess of liabilities	1.0

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	37

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	N/A	N/A	Due to broker—variation margin	$278,347	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(973,693)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(129,689)

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2009	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2009

Assets
Unaffiliated investments at value (cost $830,505,991)	$838,889,411
Cash	3,092,005
Interest receivable	10,700,949
Receivable for investments sold	1,534,922
Receivable for Fund shares sold	493,653

Total assets	854,710,940

Liabilities
Payable for investments purchased	4,779,125
Payable for Fund shares reacquired	1,111,443
Dividends payable	566,507
Accrued expenses	290,284
Management fee payable	336,387
Distribution fee payable	191,983
Due to broker—variation margin	162,313
Deferred directors’ fees	75,838
Affiliated transfer agent fee payable	55,350

Total liabilities	7,569,230

Net Assets	$847,141,710

Net assets were comprised of:
Common stock, at par	$587,273
Paid-in capital in excess of par	841,014,307

841,601,580
Undistributed net investment income	584,305
Accumulated net realized loss on investment and financial futures transactions	(3,149,248)
Net unrealized appreciation on investments and financial futures	8,105,073

Net assets, August 31, 2009	$847,141,710

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($774,235,087 ÷ 53,682,805 shares of common stock issued and outstanding)	$14.42
Maximum sales charge (4% of offering price)	.60

Maximum offering price to public	$15.02

Class B
Net asset value, offering price and redemption price per share
($39,395,252 ÷ 2,723,969 shares of common stock issued and outstanding)	$14.46

Class C
Net asset value, offering price and redemption price per share
($20,495,368 ÷ 1,417,345 shares of common stock issued and outstanding)	$14.46

Class Z
Net asset value, offering price and redemption price per share
($13,016,003 ÷ 903,141 shares of common stock issued and outstanding)	$14.41

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	41

Statement of Operations

Year Ended August 31, 2009

Net Investment Income
Income
Interest	$37,120,361

Expenses
Management fee	3,395,429
Distribution fee—Class A	1,647,655
Distribution fee—Class B	162,073
Distribution fee—Class C	105,063
Transfer agent’s fee and expenses (including affiliated expense of $240,000)	386,000
Custodian’s fees and expenses	107,000
Interest expenses and fees related to inverse floaters (Note 1)	103,755
Registration fees	57,000
Directors’ fees	44,000
Audit fee	29,000
Reports to shareholders	16,000
Insurance expenses	13,000
Legal fees and expenses	9,000
Miscellaneous	19,195

Total expenses	6,094,170
Less: Custodian fee credit (Note 1)	(628)

Net expenses	6,093,542

Net investment income	31,026,819

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions	(2,194,492)
Financial futures transactions	(973,693)

(3,168,185)

Net change in unrealized appreciation (depreciation) on:
Investments	7,569,231
Financial futures contracts	(129,689)

7,439,542

Net gain on investments	4,271,357

Net Increase In Net Assets Resulting From Operations	$35,298,176

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$31,026,819	$29,830,325
Net realized loss on investment and financial futures transactions	(3,168,185)	(368,035)
Net change in unrealized appreciation (depreciation) on investments and financial futures	7,439,542	(10,071,159)

Net increase in net assets resulting from operations	35,298,176	19,391,131

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(28,415,634)	(27,383,799)
Class B	(1,313,059)	(1,540,591)
Class C	(532,851)	(402,419)
Class Z	(335,830)	(195,286)

	(30,597,374)	(29,522,095)

Distributions from net realized gains
Class A	—	(985,305)
Class B	—	(63,842)
Class C	—	(15,950)
Class Z	—	(6,954)

	—	(1,072,051)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	31,873,358	20,322,245
Net asset value of shares issued in connection with merger (Note 7)	177,297,034	—
Net asset value of shares issued in reinvestment of dividends and distributions	19,634,841	19,833,680
Cost of shares reacquired	(79,789,843)	(91,735,905)

Increase (decrease) in net assets from Fund share transactions	149,015,390	(51,579,980)

Total increase (decrease)	153,716,192	(62,782,995)

Net Assets
Beginning of year	693,425,518	756,208,513

End of year(a)	$847,141,710	$693,425,518

(a) Includes undistributed net investment income of:	$584,305	$392,888

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	43

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Effective with the fiscal period ended August 31, 2007, the Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid

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price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the

Dryden National Municipals Fund, Inc.	45

Notes to Financial Statements

continued

Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

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The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend

Dryden National Municipals Fund, Inc.	47

Notes to Financial Statements

continued

date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .48 of 1% for the year ended August 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are

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accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2009, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $120,000 in front-end sales charges resulting from sales of Class A shares, during for the year ended August 31, 2009. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the year ended August 31, 2009, it received approximately $200, $56,000 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2009.

Dryden National Municipals Fund, Inc.	49

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2009, the Fund incurred approximately $93,000 in total networking fees, of which $42,000 was paid to First Clearing. These amounts are included in transfer agent’s fee and expenses on the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2009, aggregated $264,028,815 and $290,590,394, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par. For the year ended August 31, 2009, the adjustments were to decrease undistributed net investment income by $238,028, to increase accumulated net realized loss on investment and financial futures transactions by $534,648 and to increase paid-in capital in excess of par by $772,676 due to the difference in the treatment of accreting market discount between financial and tax reporting and reclassifications due to reorganization. Net investment income, net realized gains and net assets were not affected by this change.

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For the year ended August 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $30,597,374 from tax-exempt income. For the year ended August 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $29,523,133 from tax-exempt income and $1,071,013 from long-term capital gains, respectively.

As of August 31, 2009, the accumulated undistributed earnings on a tax basis were $1,046,909 from tax-exempt income and $158,287 from ordinary income, respectively. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$829,803,729	$33,311,438	$(24,225,756)	$9,085,682

The differences between book and tax basis are primarily attributable to differences in the treatment of accreting market discount and premium amortization and other book to tax adjustments.

As of August 31, 2009, the Fund had a capital loss carryforward for tax purposes of approximately $260,000 of which $225,000 expires in 2016 and $35,000 expires in 2017. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elected to treat post-October capital losses of approximately $3,891,000 as having been incurred in the following fiscal year (August 31, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase

Dryden National Municipals Fund, Inc.	51

Notes to Financial Statements

continued

Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2009:
Shares sold	1,336,571	$18,396,106
Shares issued in connection with the merger	10,727,172	150,073,130
Shares issued in reinvestment of dividends and distributions	1,311,538	18,167,050
Shares reacquired	(5,100,066)	(70,218,830)

Net increase (decrease) in shares outstanding before conversion	8,275,215	116,417,456
Shares issued upon conversion from Class B	761,213	10,502,958

Net increase (decrease) in shares outstanding	9,036,428	$126,920,414

Year ended August 31, 2008:
Shares sold	982,965	$14,418,334
Shares issued in reinvestment of dividends and distributions	1,255,341	18,325,651
Shares reacquired	(5,597,285)	(81,999,416)

Net increase (decrease) in shares outstanding before conversion	(3,358,979)	(49,255,431)
Shares issued upon conversion from Class B	615,695	8,980,277

Net increase (decrease) in shares outstanding	(2,743,284)	$(40,275,154)

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Class B	Shares	Amount
Year ended August 31, 2009:
Shares sold	339,372	$4,739,695
Shares issued in connection with the merger	1,083,160	15,196,740
Shares issued in reinvestment of dividends and distributions	63,355	880,522
Shares reacquired	(411,403)	(5,689,809)

Net increase (decrease) in shares outstanding before conversion	1,074,484	15,127,148
Shares reacquired upon conversion into Class A	(758,459)	(10,502,958)

Net increase (decrease) in shares outstanding	316,025	$4,624,190

Year ended August 31, 2008:
Shares sold	254,250	$3,714,051
Shares issued in reinvestment of dividends and distributions	71,603	1,048,937
Shares reacquired	(465,424)	(6,801,324)

Net increase (decrease) in shares outstanding before conversion	(139,571)	(2,038,336)
Shares reacquired upon conversion into Class A	(613,359)	(8,980,277)

Net increase (decrease) in shares outstanding	(752,930)	$(11,018,613)

Class C
Year ended August 31, 2009:
Shares sold	349,109	$4,851,424
Shares issued in connection with the merger	447,958	6,284,851
Shares issued in reinvestment of dividends and distributions	22,509	313,418
Shares reacquired	(157,735)	(2,188,078)

Net increase (decrease) in shares outstanding	661,841	$9,261,615

Year ended August 31, 2008:
Shares sold	87,008	$1,282,957
Shares issued in reinvestment of dividends and distributions	18,360	268,640
Shares reacquired	(115,848)	(1,699,045)

Net increase (decrease) in shares outstanding	(10,480)	$(147,448)

Class Z
Year ended August 31, 2009:
Shares sold	279,247	$3,886,133
Shares issued in connection with the merger	410,752	5,742,313
Shares issued in reinvestment of dividends and distributions	19,661	273,851
Shares reacquired	(121,905)	(1,693,126)

Net increase (decrease) in shares outstanding	587,755	$8,209,171

Year ended August 31, 2008:
Shares sold	62,564	$906,903
Shares issued in reinvestment of dividends and distributions	13,055	190,452
Shares reacquired	(84,325)	(1,236,120)

Net increase (decrease) in shares outstanding	(8,706)	$(138,765)

Dryden National Municipals Fund, Inc.	53

Notes to Financial Statements

continued

Note 7. Reorganization

On April 17, 2009, the Fund acquired all of the net assets of the Dryden Municipal Bond Fund/Insured Series (“the Merged Fund”) pursuant to a plan of reorganization approved by the Dryden Municipal Bond Fund/Insured Series shareholders on March 10, 2009. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C and Class Z shares for the corresponding classes of Dryden Municipal Bond Fund/Insured Series.

Dryden Municipal Bond Fund/ Insured Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	14,899,573	A	10,727,172	$150,073,130
B	1,505,267	B	1,083,160	15,196,740
C	623,033	C	447,958	6,284,851
Z	569,877	Z	410,752	5,742,313

The net assets and net unrealized depreciation of the Merged Fund immediately before the acquisition were:

	Net Assets	Net Unrealized Depreciation
Dryden Municipal Bond Fund/Insured Series	$177,297,034	$(1,689,739)

The net assets of Dryden National Municipals Fund, Inc. immediately before the acquisition were $650,368,568.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through October 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 9. New Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial

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Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

Dryden National Municipals Fund, Inc.	55

Financial Highlights

	Class A
	Year Ended August 31,
	2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.41		$14.64

Income (loss) from investment operations
Net investment income	.60		.60
Net realized and unrealized gain (loss) on investment and financial futures transactions	.01		(.21)

Total from investment operations	.61		.39

Less Dividends and Distributions
Dividends from net investment income	(.60)		(.60)
Distributions from net realized gains	—		(.02)

Total dividends and distributions	(.60)		(.62)

Net asset value, end of period	$14.42		$14.41

Total Return(b):	4.46%		2.66%
Ratios/Supplemental Data:
Net assets, end of period (000)	$774,235		$643,186
Average net assets (000)	$658,247		$670,723
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.84	%(d)	.91	%(d)
Expenses, excluding distribution and service (12b-1) fees	.59	%(d)	.66	%(d)
Net investment income	4.38%		4.13%
For Class A, B, C and Z shares:
Portfolio turnover rate	37	%(g)	42%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .82%, .83%, .83% and .87% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(e)	Annualized.
(f)	Not annualized.
(g)	The portfolio turnover rate including variable rate demand notes was 61% for the year ended August 31, 2009.

See Notes to Financial Statements.

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Class A
Eight-Month Period Ended August 31, 2007(a)		Year Ended December 31,
		2006		2005	2004

$15.12		$15.09		$15.32	$15.52

.40		.59		.60	.59
(.47)		.10		(.15)	.02

(.07)		.69		.45	.61

(.40)		(.59)		(.60)	(.59)
(.01)		(.07)		(.08)	(.22)

(.41)		(.66)		(.68)	(.81)

$14.64		$15.12		$15.09	$15.32

(.47)%		4.68%		3.02%	4.11%

$693,818		$769,525		$472,491	$508,667
$730,108		$466,577		$492,151	$525,601

.96	%(d)(e)	.97	%(d)	.87%	.86%
.71	%(d)(e)	.72	%(d)	.62%	.61%
4.02	%(e)	3.96%		3.93%	3.83%

24	%(f)	45%		39%	49%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	57

Financial Highlights

continued

	Class B
	Year Ended August 31,
	2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.45		$14.68

Income (loss) from investment operations
Net investment income	.57		.57
Net realized and unrealized gain (loss) on investment and financial futures transactions	—	(d)	(.22)

Total from investment operations	.57		.35

Less Dividends and Distributions
Dividends from net investment income	(.56)		(.56)
Distributions from net realized gains	—		(.02)

Total dividends and distributions	(.56)		(.58)

Net asset value, end of period	$14.46		$14.45

Total Return(b):	4.20%		2.41%
Ratios/Supplemental Data:
Net assets, end of period (000)	$39,395		$34,787
Average net assets (000)	$32,332		$40,259
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.09	%(c)	1.16	%(c)
Expenses, excluding distribution and service (12b-1) fees	.59	%(c)	.66	%(c)
Net investment income	4.12%		3.87%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.07%, 1.08%, 1.08% and 1.12% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(d)	Less than $.005.
(e)	Annualized.

See Notes to Financial Statements.

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Class B
Eight-Month Period Ended August 31, 2007(a)		Year Ended December 31,
		2006		2005	2004

$15.16		$15.13		$15.36	$15.56

.38		.55		.56	.55
(.48)		.10		(.15)	.02

(.10)		.65		.41	.57

(.37)		(.55)		(.56)	(.55)
(.01)		(.07)		(.08)	(.22)

(.38)		(.62)		(.64)	(.77)

$14.68		$15.16		$15.13	$15.36

(.62)%		4.42%		2.76%	3.85%

$46,405		$53,763		$27,013	$36,285
$50,297		$25,361		$32,345	$39,139

1.21	%(c)(e)	1.22	%(c)	1.12%	1.11%
.71	%(c)(e)	.72	%(c)	.62%	.61%
3.77	%(e)	3.72%		3.67%	3.58%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	59

Financial Highlights

continued

	Class C
	Year Ended August 31,
	2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.44		$14.68

Income (loss) from investment operations
Net investment income	.53		.53
Net realized and unrealized gain (loss) on investment and financial futures transactions	.02		(.22)

Total from investment operations	.55		.31

Less Dividends and Distributions
Dividends from net investment income	(.53)		(.53)
Distributions from net realized gains	—		(.02)

Total dividends and distributions	(.53)		(.55)

Net asset value, end of period	$14.46		$14.44

Total Return(b):	4.02%		2.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,495		$10,912
Average net assets (000)	$13,974		$11,228
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.34	%(d)	1.41	%(d)
Expenses, excluding distribution and service (12b-1) fees	.59	%(d)	.66	%(d)
Net investment income	3.88%		3.63%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.32%, 1.33%, 1.33% and 1.37% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(e)	Annualized.

See Notes to Financial Statements.

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Class C
Eight-Month Period Ended August 31, 2007(a)		Year Ended December 31,
		2006		2005	2004

$15.16		$15.13		$15.36	$15.56

.35		.52		.52	.51
(.47)		.10		(.15)	.02

(.12)		.62		.37	.53

(.35)		(.52)		(.52)	(.51)
(.01)		(.07)		(.08)	(.22)

(.36)		(.59)		(.60)	(.73)

$14.68		$15.16		$15.13	$15.36

(.74)%		4.16%		2.50%	3.59%

$11,244		$12,255		$3,482	$4,261
$11,867		$3,884		$3,822	$4,628

1.46	%(d)(e)	1.47	%(d)	1.37%	1.36%
.71	%(d)(e)	.72	%(d)	.62%	.61%
3.52	%(e)	3.49%		3.42%	3.33%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	61

Financial Highlights

continued

	Class Z
	Year Ended August 31,
	2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.40		$14.63

Income (loss) from investment operations
Net investment income	.63		.64
Net realized and unrealized gain (loss) on investment and financial futures transactions	.01		(.22)

Total from investment operations	.64		.42

Less Dividends and Distributions
Dividends from net investment income	(.63)		(.63)
Distributions from net realized gains	—		(.02)

Total dividends and distributions	(.63)		(.65)

Net asset value, end of period	$14.41		$14.40

Total Return(b):	4.74%		2.91%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,016		$4,540
Average net assets (000)	$7,357		$4,506
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.59	%(c)	.66	%(c)
Expenses, excluding distribution and service (12b-1) fees	.59	%(c)	.66	%(c)
Net investment income	4.62%		4.38%

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .57%, .58%, .58% and .62% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(d)	Annualized.

See Notes to Financial Statements.

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Class Z
Eight-Month Period Ended August 31, 2007(a)		Year Ended December 31,
		2006		2005	2004

$15.11		$15.08		$15.31	$15.51

.43		.63		.64	.63
(.48)		.10		(.15)	.02

(.05)		.73		.49	.65

(.42)		(.63)		(.64)	(.63)
(.01)		(.07)		(.08)	(.22)

(.43)		(.70)		(.72)	(.85)

$14.63		$15.11		$15.08	$15.31

(.30)%		4.94%		3.27%	4.37%

$4,742		$5,450		$3,166	$4,013
$5,089		$3,139		$3,785	$4,064

.71	%(c)(d)	.72	%(c)	.62%	.61%
.71	%(c)(d)	.72	%(c)	.62%	.61%
4.27	%(d)	4.13%		4.17%	4.08%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	63

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden National Municipals Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden National Municipals Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, for the eight-month period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, for the eight-month period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2009

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year ended August 31, 2009 as to the federal tax status of dividends paid by the Fund during such fiscal year.

During the fiscal year ended August 31, 2009, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code:

	Dividends
	Class A	Class B	Class C	Class Z

Exempt-Interest Dividends	$0.5964	$0.5630	$0.5292	$0.6321

In January 2010, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the distributions received by you in calendar year 2009.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Dryden National Municipals Fund, Inc.	65

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 - 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden National Municipals Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden National Municipals Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden National Municipals Fund, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three, five- and ten-year time periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with

Dryden National Municipals Fund, Inc.

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper General Municipal Debt Funds Performance Universe) was in the second quartile over the one-, three-, five-, and ten-year periods. The Board also noted that the Fund underperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance vis-à-vis its Peer Universe, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any fee waivers, subsidies or expense caps) ranked in the Expense Group’s fourth quartile, and that the Fund’s total expenses ranked in the Expense Group’s third quartile, although the Board noted that the Fund’s total expenses were only two basis points higher than the median total expenses for all funds included in the Expense Group. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Dryden National Municipals Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years
Class A	0.29%	2.37%	4.17%
Class B	–0.80	2.79	4.34
Class C	3.02	2.71	4.09
Class Z	4.74	3.47	4.86

Average Annual Total Returns (Without Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years
Class A	4.46%	3.21%	4.60%
Class B	4.20	2.96	4.34
Class C	4.02	2.71	4.09
Class Z	4.74	3.47	4.86

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%. Gross operating expenses: Class A, 0.89%; Class B, 1.09%; Class C, 1.59%; Class Z, 0.59%. Net operating expenses apply to: Class A, 0.84%; Class B, 1.09%; Class C, 1.34%; Class Z, 0.59%, after contractual reduction through 12/31/2010.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1999) and the account values at the end of the current fiscal year (August 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	262470107	262470206	262470305	262470404

MF104E    0163403-00001-00

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2009 and August 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $29,366 and $29,366, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended August 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

Not applicable for the fiscal year ended August 31, 2009. During the fiscal year ended August 31, 2008, KPMG, the Registrant’s principal accountant, billed the Registrant $6,167 for professional services rendered in connection with work performed related to inverse floating rate securities.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) and Item 4(d) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden National Municipals Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 22, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	October 22, 2009

*	Print the name and title of each signing officer under his or her signature.